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                                   EXHIBIT 10

                                 AMENDMENT NO. 2

                                     TO THE

                         STATE STREET BOSTON CORPORATION
                   1994 STOCK OPTION AND PERFORMANCE UNIT PLAN


     Amendment No. 2, effective as of June 20, 1996, to the State Street Boston Corporation 1994 Stock Option and Performance Unit Plan (the "Plan").

                                     RECITAL

     The Board of Directors has approved the following amendments to the Plan:

     1. Paragraph 3.B of the Plan is amended by deleting the penultimate sentence which reads as follows:

          "The 'non-Officer Directors' of the Board of Directors shall approve all grants (and the terms thereof) to Officers who are directors of the Company upon recommendation of the Committee."

     2. Paragraph 16.J of the Plan is amended by deleting the second sentence in its entirety and inserting in its place the following:

          "The Committee shall grant all awards under the Plan."

     3.   Except as amended above, the Plan remains in full force and effect.


                                        STATE STREET BOSTON
                                        CORPORATION

                                        By: /s/ Trevor Lukes
                                            -------------------------

                                        Name:   Trevor Lukes
                                             ------------------------

                                        Title:  Senior Vice President
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